STELLAR PHARMACEUTICALS INC.

NOTICE OF ANNUAL GENERAL MEETING
AND MANAGEMENT INFORMATION CIRCULAR

May 16, 2008

STELLAR PHARMACEUTICALS INC.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the annual general meeting (the "Meeting") of the shareholders of STELLAR PHARMACEUTICALS INC. (the "Corporation") will be held at the offices of Fogler, Rubinoff LLP, 95 Wellington Street West, Suite 1200, Toronto-Dominion Centre, Toronto, Ontario, on Wednesday, the 18th day of June, 2008 at the hour of 4:00 p.m. (Toronto time) for the following purposes:

1.

TO RECEIVE the financial statements of the Corporation for the year ended December 31, 2007, together with the report of the auditors thereon;

2.

TO ELECT directors for the ensuing year;

3.

TO RE-APPOINT auditors of the Corporation for the ensuing year and authorize the directors to fix their remuneration;

4.

TO TRANSACT such other business as may properly come before the Meeting.

A shareholder wishing to be represented by proxy at the Meeting or any adjournment thereof must have deposited his duly executed form of proxy not later than 4:00 p.m. (Toronto time) on Monday, June 16, 2008 or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned Meeting, at the offices of Equity Transfer & Trust Company, 200 University Avenue, Suite 400, Toronto, Ontario M5H 4H1.

A form of proxy solicited by management in respect of the Meeting is enclosed herewith.  Shareholders who are unable to be personally present at the Meeting are requested to date, sign and return in the envelope provided for that purpose the enclosed form of proxy for use at the Meeting.

DATED at London, Ontario this 16th day of May, 2008.

BY ORDER OF THE BOARD

"Peter Riehl"

PETER RIEHL
President and Chief Executive Officer

STELLAR PHARMACEUTICALS INC.

MANAGEMENT INFORMATION CIRCULAR

SOLICITATION OF PROXIES

This Management Information Circular is furnished in connection with the solicitation of proxies by or on behalf of management of Stellar Pharmaceuticals Inc. (the "Corporation") for use at the annual general meeting of the shareholders of the Corporation (the "Meeting") to be held at the offices of Fogler, Rubinoff LLP, 95 Wellington Street West, Suite 1200, Toronto-Dominion Centre, Toronto, Ontario, on Wednesday, the 18th day of June, 2008, at the hour of 4:00 p.m. (Toronto time) for the purposes set forth in the annexed notice of the Meeting.  Unless otherwise noted, all information set forth herein is given as at May 16, 2008.  The cost of solicitation by or on behalf of management will be borne by the Corporation.  The Corporation may reimburse brokers, custodians, nominees and other fiduciaries for their reasonable charges and expenses incurred in forwarding the proxy material to beneficial owners of common shares.  It is expected that such solicitation will be primarily by mail.  In addition to solicitation by mail, certain officers, directors and employees of the Corporation may solicit proxies by telephone or personally.  These persons will receive no compensation for such solicitation other than their regular salaries.

MANNER IN WHICH PROXIES WILL BE VOTED

The common shares represented by the accompanying form of proxy (if the same is properly executed in favour of Mr. Riehl or Mr. Tenney, the management nominees, and is received at the offices of Equity Transfer & Trust Company, 200 University Avenue, Suite 400, Toronto, Ontario M5H 4H1 not later than 4:00 p.m. (Toronto time) on Monday, June 16, 2008, or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned Meeting) will be voted at the Meeting, and where a choice is specified in respect of any matter to be acted upon, will be voted in accordance with the specifications made.  In the absence of such a specification, such shares will be voted in favour of such matter.

The accompanying form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the annexed notice of Meeting, and with respect to other matters which may properly come before the Meeting.  At the date hereof, management of the Corporation knows of no such amendments, variations or other matters.

ALTERNATE PROXY

Each shareholder has the right to appoint a person other than the persons named in the accompanying form of proxy, who need not be a shareholder, to attend and act for him and on his behalf at the Meeting.  Any shareholder wishing to exercise such right may do so by inserting in the blank space provided in the accompanying form of proxy the name of the person whom such shareholder wishes to appoint as proxy and by duly depositing such proxy, or by duly completing and depositing another proper form of proxy.

REVOCABILITY OF PROXY

A shareholder giving a proxy has the power to revoke it. Such revocation may be made by the shareholder attending the Meeting, duly executing another form of proxy bearing a later date and depositing the same before the specified time, or may be made by written instrument revoking such proxy executed by the shareholder or by his or her attorney authorized in writing and deposited with the Corporation c/o Equity Transfer & Trust Company, 200 University Avenue, Suite 400, Toronto, Ontario M5H 4H1  at any time up to and including the last business day preceding the day of the Meeting or any adjournment thereof, or with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof or in any other manner permitted by law. If such written instrument is deposited with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, such instrument will not be effective with respect to any matter on which a vote has already been cast pursuant to such proxy.

ADVICE TO BENEFICIAL HOLDERS OF SECURITIES

The information set forth in this section is of significant importance to many public shareholders of the Corporation, as a substantial number of the public shareholders of the Corporation do not hold common shares in their own names.  Shareholders who do not hold their common shares in their own names (referred to in this Management Information Circular as "Beneficial Shareholders") should note that only proxies deposited by shareholders whose names appear on the records of the Corporation as the registered holders of the common shares can be recognized and acted upon at the Meeting.  If common shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those common shares will not be registered in the shareholder's name on the records of the Corporation.  Such common shares will more likely be registered under the name of the shareholder's broker or an agent of that broker.  In Canada, the vast majority of such common shares are registered under the name of CDS & Co. (the registration name for CDS Clearing and Depository Services Inc., which acts as nominee for many Canadian brokerage firms).  Common shares held by brokers or their nominees can only be voted (for or against resolutions) upon the instructions of the Beneficial Shareholder.  Without specific instructions, brokers/nominees are prohibited from voting common shares for their clients.  The directors and officers of the Corporation do not know for whose benefit the common shares registered in the name of CDS & Co. are held.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings.  Every intermediary/broker has its own mailing procedures and provides its own return instructions, which should be carefully followed by Beneficial Shareholders in order to ensure that their common shares are voted at the Meeting.  Often, the form of proxy supplied to a Beneficial Shareholder by its broker is identical to the form of proxy provided to registered shareholders.  However, its purpose is limited to instructing the registered shareholders how to vote on behalf of the Beneficial Shareholder.  The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Finanicial Solutions, Inc. ("Broadridge").  Broadridge typically applies a decal to the proxy forms, mails those forms to the Beneficial Shareholders and asks Beneficial Shareholders to return the proxy forms to  Broadridge.   Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of common shares to be represented at the Meeting.  A Beneficial Shareholder receiving a proxy with an  Broadridge decal on it cannot use that proxy to vote common shares directly at the Meeting.  The proxy must be returned to  Broadridge well in advance of the Meeting in order to have the common shares voted.

Since the Corporation does not have access to the names of its non-registered shareholders, if a Beneficial Shareholder attends the Meeting, the Corporation will have no record of the Beneficial Shareholder's shareholdings or of its entitlement to vote unless the Beneficial Shareholder's nominee has appointed the Beneficial Shareholder as proxyholder.  Therefore, a Beneficial Shareholder who wishes to vote in person at the Meeting must insert its own name in the space provided on the voting instruction form sent to the Beneficial Shareholder by its nominee, and sign and return the voting instruction form by following the signing and returning instructions provided by its nominee.  By doing so, the Beneficial Shareholder will be instructing its nominee to appoint the Beneficial Shareholder as proxyholder.  The Beneficial Shareholder should not otherwise complete the voting instruction form as its vote will be taken at the Meeting.

INTEREST OF CERTAIN PERSONS AND CORPORATIONS

IN MATTERS TO BE ACTED UPON

No person who has been a director or executive officer of the Corporation since the beginning of the last financial year and no associate or affiliate of any such director or executive officer has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

As at May 16, 2008, the Corporation had outstanding 23,742,540 common shares, each carrying the right to one vote.  The record date for the determination of shareholders entitled to receive notice of the Meeting has been fixed as the close of business on May 16, 2008.  In accordance with the provisions of the Business Corporations Act (Ontario), the Corporation will prepare a list of holders of common shares on such record date.  Each holder of common shares named in the list will be entitled to vote the common shares shown opposite his name on the list at the Meeting except to the extent that (a) the shareholder has transferred any of his common shares after the record date, and (b) the transferee of those common shares produces properly endorsed share certificates or otherwise establishes that he owns such common shares and demands, not later than the close of business on the tenth business day before the Meeting, that his name be included in the list before the Meeting, in which case the transferee is entitled to vote his common shares at the Meeting.

As of the date hereof, to the knowledge of the directors and senior officers of the Corporation, the following are the only persons beneficially owning, directly or indirectly, or exercising control or direction over, voting securities of the Corporation carrying more than 10% of the voting rights attached to all voting securities of the Corporation:

Name and Municipality of Residence	Type of Ownership	Number of Common Shares	Percentage of Class
Peter Riehl(1) London, Ontario	Beneficial	3,509,741	14.9%
John Gregory(2) Tennessee, U.S.A.	Beneficial	5,188,794	21.9%

Notes:

(1)

Includes 1,690,714 common shares owned by Mr. Riehl's spouse and currently exercisable options on 35,000 common shares.

(2)

The 5,188,794 common shares are owned by Strategic Investments LLC, a company beneficially owned by Mr. Gregory.

PARTICULARS OF MATTERS TO BE ACTED UPON

(1)

Financial Statements

The shareholders will receive and consider the audited financial statements of the Corporation for the fiscal year ended December 31, 2007 together with the auditor's report thereon.

(2)

Election of Directors

The articles of the Corporation provide that the number of directors shall be a minimum of one and a maximum of ten.  At the time of the meeting the number of directors will be fixed at five (5) directors. Unless the authority to do so is withheld, the persons named in the accompanying form of proxy (if the same is duly executed in their favour and is duly deposited) will vote the common shares represented thereby in favour of the election as directors of the persons named below.  If prior to the Meeting any vacancies occur in the slate of nominees listed below, unless the authority to do so is withheld, it is intended that discretionary authority shall be exercised to vote the common shares represented by the proxies solicited in respect of the Meeting for the election of such other person or persons as directors in accordance with the best judgment of management.  Management is not aware that any of such nominees would be unwilling or unable to serve as a director if elected.  The information below as to the number of common shares of the Corporation beneficially owned by the proposed nominees, not being within the knowledge of the Corporation, has been furnished by the respective persons individually.

Name, Municipality of Residence and Position and/or Office with the Corporation	Principal Occupation	Period Served as a Director	Common Shares Beneficially Owned, Directly or Indirectly, or Over Which Control or Direction is Exercised*
Peter Riehl London, Ontario President, Chief Executive Officer and Director	President and Chief Executive Officer of the Corporation	Since December 19, 1996	3,474,741(3)
John Kime(1)(2) London, Ontario Director	President, iBD Advisors Inc.	Since November 28, 2000	125,000
Robert Kayser (2) London, Ontario Director	Retired	Since June 29, 2005	Nil
Arnold Tenney Toronto, Ontario Chairman	Financial Consultant at Divine Entertainment Corporation, a children's family film production and development company	Since April 29, 2004	884,200(4)
John Gregory Tennessee, U.S.A. Director	Managing partner of SJ Strategic Investments LLC	Since February 26, 2007	5,188,794(5)

Notes:

*

Does not include options or other convertible securities.

(1)

Member of the Compensation Committee

(2)

Member of the Audit Committee

(3)

Includes 1,690,714 common shares owned by Mr. Riehl's spouse.

(4)

Includes (i) 672,700 common shares owned by LMT Financial Inc. ("LMT"), a company beneficially owned by Mr. Tenney and his spouse ; (ii) 126,500 common shares  owned by Arnmart Investments Limited, a company in which Mr. Tenney holds and equity interest; (iii) 85,000 common shares owned by Mr. Tenney’s spouse.

(5)

The 5,188,794 common shares are owned by Strategic Investments LLC, a company beneficially owned by Mr. Gregory.

RIDER 5A

Corporate Cease Trade Orders, Penalties and Bankruptcies

To the best of the Corporation's knowledge, no existing or proposed director is, or within the 10 years prior to the date hereof has been, a director or chief executive officer or chief financial officer of any company that, while that person was acting in that capacity,

(a)

was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)

was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

Bankruptcies

To the Corporation's knowledge, no existing or proposed director of the Corporation is or has been, within the 10 years before the date of this Information Circular, a director or executive officer of any company that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets, other than Mr. Tenney who ceased to be a director in May 2000 of ARC International Corporation which then filed for bankruptcy in October 2000.

To the Corporation's knowledge, no existing or proposed director of the Corporation has, within the 10 years before the date of this Information Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or been subject to or instituted any proceedings, arrangements or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of that person, other than Mr. Tenney who filed for bankruptcy in June 2002 and who was discharged from such bankruptcy on March 18, 2003.

(3)

Re-Appointment of Auditors

Deloitte & Touche, LLP were appointed as auditors of the Corporation in January 2008. Prior to the appointment of Deloitte & Touche, LLP, Mintz & Partners LLP, Chartered Accountants served as the Corporation's auditors.

The persons named in the enclosed form of proxy intend to vote the common shares represented by such proxy in favour of a resolution re-appointing Deloitte & Touche LLP, as auditors of the Corporation, to hold office until the next annual general meeting of shareholders and authorizing the directors to fix the remuneration of the auditors, unless the shareholder who has given such proxy has directed that the common shares be withheld from voting in respect of the appointment of auditors.

STATEMENT OF CORPORATE GOVERNANCE MATTERS

Corporate governance relates to the activities of the board of directors (the "Board"), the members of which are elected by and accountable to the shareholders, and accounts for the role of management who are appointed by the Board and charged with the day to day management of the Corporation. The Board and senior management consider good corporate governance to be central to the effective and efficient operation of the Corporation. National Policy 58-201 of the Canadian Securities Administrators has set out a series of guidelines for effective corporate governance (the "Guidelines").  The Guidelines address matters such as the constitution and independence of corporate boards and the effectiveness and education of board members.  National Instrument 58-101 Disclosure of Corporate Governance Practices ("NI 58-101") requires the Corporation to disclose annually in its Management Information Circular certain information concerning its corporate governance practices.

Set out below is a description of the Corporation's approach to corporate governance in relation to the Guidelines.

Board of Directors

NI 58-101 defines an "independent director" as a director who has no direct or indirect material relationship with the Corporation.  A "material relationship" is in turn defined as a relationship which could, in the view of the Board, be reasonably expected to interfere with such member's independent judgment.  The Board is currently comprised of five members; two members of which, the Board has determined are "independent" directors within the meaning of NI 58-101.  A majority of the board members are none independent members.

Mr. Riehl is not considered "independent" as the result of his position as the President and Chief Executive Officer of the Corporation.  Mr. Tenney is not considered "independent" as the result of consulting fees received by LMT, a company beneficially owned by Mr. Tenney and his spouse. Mr. Gregory is not considered "independent" due to the fact that Leitner Pharmaceuticals Inc., a company in which Mr. Gregory holds a significant interest, had a licence agreement (which was terminated in the first quarter of 2006) with the Corporation for the licence of Uracyst and NeoVisc in the United States market.  The remaining directors are considered to be independent directors since they are all independent of management and free from any material relationship with the Corporation.  The basis for this determination is that, since the beginning of the fiscal year ended December 31, 2007, none of the independent directors have worked for the Corporation, received remuneration from the Corporation or had material contracts with or material interests in the Corporation which could interfere with their ability to act with a view to the best interests of the Corporation.

The Board believes that it functions independently of management.  To enhance its ability to act independent of management, the Board may meet in the absence of members of management and the non-independent directors or may excuse such persons from all or a portion of any meeting where a potential conflict of interest arises or where otherwise appropriate.  The Board did not hold any meetings of the independent directors during the fiscal year ended December 31, 2007.

Directorships

None of the directors of the Corporation are directors of other reporting issuers (or the equivalent) other than Mr. Gregory who is a director of Adams Golf, Inc.

Orientation and Continuing Education

While the Corporation currently has no formal orientation and education program for new Board members, sufficient information (such as recent annual reports, prospectuses, proxy solicitation materials, various other operating and budget reports and board and committee mandates) is provided to new Board members to ensure that they are familiar with the Corporation's business and the procedures of the Board.  In addition, directors are encouraged to visit and meet with management on a regular basis.  The Corporation also encourages continuing education of its directors and officers where appropriate in order to ensure that they have the necessary skills and knowledge to meet their respective obligations to the Corporation.

Ethical Business Conduct

Ethical business behaviour is of great importance to the Board and the management of the Corporation. The Corporation has instituted policies on disclosure, insider trading as well as a whistleblower policy for all staff and personnel to report any fraudulent or illegal acts on an anonymous basis directly to the Audit Committee chair.

In addition, if a director of the Corporation also serve as directors and officer of other companies engaged in similar activities, the Board must comply with the conflict of interest provisions of the Business Corporations Act (Ontario), as well as the relevant securities regulatory instruments, in order to ensure that directors exercise independent judgment in considering transactions and agreements in respect of which a director or officer has a material interest. Each director is required to declare the nature and extent of his interest and is not entitled to vote at meetings which involve such conflict.

Nomination of Directors

The Board performs the functions of a nominating committee with responsibility for the appointment and assessment of directors.  The Board believes that this is a practical approach at this stage of the Corporation's development.

While there are no specific criteria for Board membership, the Corporation attempts to attract and maintain directors with business knowledge, such as accounting and finance, which provide knowledge which assists in guiding management of the Corporation.  As such, nominations tend to be the result of recruitment efforts by management of the Corporation and discussions among the directors prior to the consideration of the Board as a whole.

Compensation

The Corporation has established a Compensation Committee which is composed of two directors, Arnold Tenney and John Kime, one of whom is independent of management. The Compensation Committee meets no less than once each year and is responsible for making recommendations to the Board regarding: (a) human resources policies and practices; (b) compensation policies and guidelines; (c) management incentive and perquisite plans; (d) senior management and officer appointments and compensation; (e) management succession and development plans and termination policies and arrangements; (f) the human resources structure; and (g) the Board's compensation matters.

The Compensation Committee makes recommendations to the Board regarding director and CEO compensation, and various other matters, and the Board then determines whether to adopt such recommendations as submitted or otherwise.

Committees

In addition to the Compensation Committee, the Board also has an Audit Committee.  The Audit Committee is currently composed of the following three members: John Kime and Robert Kayser, both of whom are independent directors and each of whom are financially literate.  In addition to other duties, the Audit Committee reviews all financial statements, annual and interim, intended for circulation among shareholders and reports upon these to the Board.  In addition, the Board may refer to the Audit Committee other matters and questions relating to the financial position of the Corporation and its affiliates.  There were four meetings of the Audit Committee during 2007.  The full text of the Audit Committee's charter is attached as Schedule "A".

Audit Committee Member Information

John J. Kime has been a Director of the company since December 2000. Mr. Kime is the President and CEO of iBD Advisors Inc., a privately owned Canadian company providing guidance to Canadian and international companies on site location needs and business considerations connected with their plans to locate and expand in North America. Prior to assuming his responsibilities at iBD Advisors, Mr. Kime was the President and CEO of the London Economic Development Corporation a public/private partnership with responsibility for providing economic development services to the city of London, Ontario, Canada. From 1991 to 1998, Mr. Kime served as Director of International Development for Big ‘O’ Inc., a company engaged in the development of manufacturing technologies used in the control and containment of water, chemicals and other substances. Mr. Kime has a BA from The University of Western Ontario, and is a Chartered Accountant (“CA”).  Mr. Kime’s CA designation and years of experience in economic development qualify him as financially literate for the purposes of Multilateral Instrument 52-110.

Robert H. Kayser (Director) founded RHK Consulting in 2001, a company which provides consulting services for medical technology companies.  He has over 29 years experience in the pharmaceutical industry. Mr. Kayser was a former Director of Global Marketing for Medtronic, Inc. from 1997-2001, and served as Vice President, Pacing and Customer Education in Switzerland, where he implemented brand strategies and European customer education activities.  Mr. Kayser has a Bachelor of Science diploma from Sir George Williams University.  Mr. Kayser's extensive senior management experience and consulting positions and his resulting exposure to financial related matters in businesses similar to those of the Corporation have provided him with the necessary background to qualify as financially literate for the purposes of Multilateral Instrument 52-110.

Audit Fees

Audit fees for the 2007 fiscal year were approximately $105,230 and related to the audit of the annual financial statements and reviews of quarterly financial statements filed in the reports on Form 10-Q and statutory audits.  The audit fees for the 2006 fiscal year were $93,550.

Audit-Related Fees

In 2007, the Corporation did not have any expenses in regards to other audit related fees. In 2006, the Corporation paid Kraft, Berger, Grill, Swartz & Cohen LLP approximately $2,910 for tax advice services.

Tax Fees

Collins Barrows, accounting firm in London, Ontario (a company previously affiliated with Mintz & Partners, LLP) will be filing the Corporation’s taxes for 2007 and 2006. It is estimated that fees related to the 2007 and 2006 tax filings will be approximately $3,500 for each year filed. In addition, Collins Barrows provided services with regards to employee benefit issues and research & development credits, such fees for 2007 were $13,249 compared to $1,250 in 2006.

All Other Fees

The Corporation generally does not engage its auditors for "other" services.

Pre-Approval Policy for Services of Independent Auditors

As part of its duties, the Audit Committee is required to pre-approve audit and non-audit services preformed by the independent auditors in order to assure that the provision of such services does not impair the auditors’ independence. On an annual basis, the Audit Committee will review and provide pre-approval for certain types of services that may be provide by the independent auditors without obtaining specific approval from the Audit Committee. If a type of service to be provided by the independent auditors has not received pre-approval during this annual process, it will require specific pre-approval form the Audit Committee. The Audit Committee does not delegate to management its responsibilities to pre-approve services performed by the independent auditors.

Assessments

The Board does not formally review the contribution and effectiveness of the Board, its committees or its members.  The Board believes that its size facilitates an informal process of discussion and evaluation.

STATEMENT OF EXECUTIVE COMPENSATION

Summary Compensation Table

Securities law requires that a "Statement of Executive Compensation" in accordance with Form 51-102F6 be included in this Circular.  Form 51-102F6 prescribes the disclosure requirements in respect of the compensation of the executive officers and directors of reporting issuers.   Form 51-102F6 provides that compensation disclosure must be provided for the Chief Executive Officer and Chief Financial Officer of an issuer and each of the issuer’s three most highly compensated executive officers, other than the Chief Executive Officer and Chief Financial Officer and other than an executive officer whose total salary and bonus does not exceed $150,000. Based on these requirements, the executive officers of the Corporation for whom disclosure is required under Form 51-102F6 are Mr. Peter Riehl (President and Chief Executive Officer of the Corporation) and Ms. Janice M. Clarke (Chief Financial Officer).  For the purposes of this section of the Circular, Mr. Riehl and Ms. Clarke shall be referred to as the "Named Executive Officers".

Name and Principal Position with the Corporation	Fiscal Year	Annual Compensation			Long Term Compensation			All Other Compen- sation ($)
		Salary ($)	Bonus ($)	Other Annual Compen-sation ($)	Securities under Options Granted (#)	Shares or Units Subject to Resale Restrictions($)	LTIP Payouts ($)
Peter Riehl President and Chief Executive Officer	2007	175,000	Nil	Nil	Nil	Nil	Nil	Nil
	2006	175,000	Nil	Nil	Nil	Nil	Nil	Nil
	2005	175,000	Nil	Nil	70,000	Nil	Nil	Nil
Janice M. Clarke Chief Financial Officer and VP of Administration	2007	99,700	Nil	Nil	30,000	Nil	Nil	Nil
	2006	92,917	Nil	Nil	Nil	Nil	Nil	Nil
	2005	81,500	Nil	Nil	20,000	Nil	Nil	Nil

Options Granted During the Year Ended December 31, 2007 to Executive Officers

In 2007, the Corporation issued 30,000 options to its Chief Financial Officer at an exercise price of $0.69.  These options will be fully vested on December 31, 2008 and have an expiry date of June 30, 2010.

Aggregated Options Exercised During Most Recently Completed Financial

Year and Option Values At Financial Year-End

The following table shows the number of options each Named Executive Officer exercised in the year ending December 31, 2007 and the aggregate number of options each Named Executive Officer now holds and the value of these options based on the closing price of the common shares as at December 31, 2007, which was $0.40.

Name	Securities acquired on exercise (#)	Aggregate value realized ($)	Unexercised options at December 31, 2007 (#)		Value of unexercised in-the-money options at December 31, 2007 ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Peter Riehl	Nil	Nil	70,000	Nil	Nil	Nil
Janice M. Clarke	Nil	Nil	30,000	20,000	Nil	Nil

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	355,000	$1.09	1,699,452
Equity compensation plans not approved by securityholders	Nil	Nil	Nil
Total	355,000	$1.09	1,699,452

INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

Since the beginning of the last completed financial year and up to May 19, 2008, no director, executive officer or employee or former executive officer, director or employee of the Corporation or any of its subsidiaries was indebted to the Corporation.

EMPLOYMENT CONTRACTS

Effective as of January 1, 2007, Stellar entered into an amended employment agreement with Peter Riehl. Mr. Riehl’s employment agreement provides for a gross annual remuneration of $175,000, plus standard dental and life insurance benefits.  Mr. Riehl is also entitled to be reimbursed for all Corporation-related travel and other out-of-pocket expenses.  Pursuant to his employment agreement, Mr. Riehl is further entitled to receive an annual bonus, at the discretion of the Board, in the form of cash and/or stock options, based upon the achievement of certain performance goals to be established by the Compensation Committee of the Board.  The employment agreement is renewable automatically for successive one year terms unless and until notice of intent to terminate is given by either Mr. Riehl or the Corporation at least three (3) months prior to the expiration of the term.  Notwithstanding the foregoing, in the event that Mr. Riehl’s employment is terminated, other than for cause, by Mr. Riehl for good reason or by Mr. Riehl within six months of a change of control by the Corporation, Mr. Riehl is entitled to a lump sum payment equal to 200% of his then current base salary.  In the event of any such termination, any unvested stock options held by the Mr. Riehl will immediately vest.   Mr. Riehl has agreed to not compete with the Corporation for a period of two (2) years from the date of the termination of his employment, irrespective of the cause of such termination.

COMPENSATION OF DIRECTORS

The following table sets forth the compensation granted during the most recently completed fiscal year to each named Director.  Directors have received and may in the future receive options pursuant to the Corporation's stock option plan.

Name & Position	Remuneration Paid	Options granted
John Kime – Director (1)(2)	$11,000	Nil
David Rosenkrantz – Director (1)(2)	$5,500	Nil
Robert Kayser (1) - Director	$10,000	Nil
John Gregory - Director	$3,000	Nil
Arnold Tenney – Chairman(3)	$10,000	Nil

(1)

Member of the Audit Committee

(2)

Member of the Compensation Committee

(3)

The Corporation entered into a financial advisory and consulting agreement with LMT, a company beneficially owned by Mr. Arnold Tenney (a director of the Corporation) and his spouse.  In consideration for services provided under this agreement, LMT earned a fee of $72,000 (Cdn.) in 2007.

DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE

The Corporation provides insurance for the benefit of the directors and officers of the Corporation against liability incurred by them in these capacities.  The current annual policy limit is $2,000,000.  Protection is provided to directors and officers for certain wrongful acts or omissions done or committed during the course of their duties as such.  Under the policy, the Corporation is reimbursed for payments which it is required or permitted to make to its directors and officers to indemnify them.  The current annual premium is $23,760.  No claims have been made under the policy.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Other than as set forth herein, for the fiscal year ended December 31, 2007 and for the period from January 1, 2008 to the date hereof, informed persons of the Corporation, proposed directors and associates and affiliates of any such persons did not have an interest in any transactions or proposed transactions which have materially or would materially affect the Corporation other than as described below.

In December 2005, the Corporation entered into a financial advisory and consulting agreement with LMT, a company beneficially owned by Mr. Arnold Tenney (a director of the Corporation) and his spouse.  Mr. Tenney currently serves as Chairman of the Board.  In consideration for services provided under this agreement, LMT earned a fee of $72,000 (Cdn.) in 2007.  This fee was satisfied in full through 12 monthly payments of $6,000 during 2007.  The Corporation has extended this agreement into 2008 on the same terms.

REGISTRAR AND TRANSFER AGENT

Equity Transfer & Trust Company, 200 University Avenue, Suite 400, Toronto, Ontario M5H 4H1, is the registrar and transfer agent for the Corporation's common shares.

OTHER BUSINESS

Management of the Corporation knows of no amendment, variation or other matter to come before the Meeting other than those set forth in the Notice of Meeting.  If any other matter properly comes before the Meeting, however, the accompanying proxy will be voted on such matter in accordance with the best judgment of the person or persons voting the proxy.

NORMAL COURSE ISSUER BID

Pursuant to a notice of intention to make a normal course issuer bid dated April 2, 2008, the Corporation commenced a normal course issuer bid to purchase up to a maximum of 1,191,127 common shares, being approximately 5% of the "public float" of common shares as at April 1,  2008 (the "2008 Bid"). The Corporation believes that the common shares may from time to time trade in a price range that does not adequately reflect the value of such shares in relation to the business of the Corporation and its future business prospects and that the purchase of common shares pursuant to the 2008 Bid will enhance shareholder value. Purchases pursuant to the 2008 Bid may occur on the TSX Venture Exchange or OTCBB between April 9, 2008 and May 19, 2009 at prices not exceeding the market price of the common shares at the time of acquisition. As at the date hereof, 80,000 common shares have been purchased under the 2008 Bid at an average per share cost of $0.37.

ADDITIONAL INFORMATION

Additional information relating to the Corporation can be found on SEDAR at www.sedar.com or SEC at www.sec.com.  Financial information is provided in the Corporation's comparative financial statements and management discussion and analysis.  Copies of the Corporation’s financial statements and management discussion and analysis may be obtained, without charge, upon request to the Chief Financial Officer at Stellar Pharmaceuticals Inc., 544 Egerton Street, London, Ontario N5W 3Z8; Tel: (519) 434-1540; Fax: (519) 434-4382.

APPROVAL OF DIRECTORS

The contents and the sending of this Management Information Circular have been approved by the directors of the Corporation.

DATED as of the 16th day of May, 2008.

“Peter Riehl”
PETER RIEHL President and Chief Executive Officer

SCHEDULE "A"

STELLAR PHARMACEUTICALS INC.

(the "Company")

AUDIT COMMITTEE CHARTER

PURPOSE OF THE COMMITTEE

The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of the Company is to provide an open avenue of communication between management, the Company's independent auditor and the Board to assist the Board in its oversight of:

•

the integrity, adequacy and timeliness of the Company's financial reporting and disclosure practices;

•

the Company's compliance with legal and regulatory requirements relating to financial reporting; and

•

the independence and performance of the Company's independent auditor.

The Committee shall also perform any other activities consistent with this Charter, the Company's articles and governing laws as the Committee or Board deems necessary or appropriate.

The Committee shall consist of at least three directors. Members of the Committee shall be appointed by the Board and may be removed by the Board in its discretion. The members of the Committee shall elect a Chairman from among their number. All of the members of the Committee must be "independent" and "financially literate" as such terms are defined in Multilateral Instrument 52-110 "Audit Committees" (the "Instrument"), subject to the exemptions provided in the Instrument. The quorum for a meeting of the Committee is a majority of the members. With the exception of the foregoing quorum requirement, the Committee may determine its own procedures.

The Committee's role is one of oversight. Management is responsible for preparing the Company's financial statements and other financial information and for the fair presentation of the information set forth in the financial statements in accordance with generally accepted accounting principles ("GAAP"). Management is also responsible for establishing internal controls and procedures for maintaining the appropriate accounting and financial reporting principles and policies designed to ensure compliance with accounting standards and all applicable laws and regulations.

The independent auditor's responsibility is to audit the Company's financial statements and provide its opinion, based on its audit conducted in accordance with generally accepted auditing standards, that the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in accordance with GAAP.

The Committee is responsible for recommending to the Board, the independent auditor to be nominated for the purpose of auditing the Company's financial statements, preparing or issuing an auditor's report or performing other audit, review or attest services for the Company, and for reviewing and recommending the compensation of the independent auditor. The Committee is also directly responsible for the evaluation of and oversight of the work of the independent auditor. The independent auditor shall report directly to the Committee.

AUTHORITY AND RESPONSIBILITIES

1.

Monitor the adequacy of this Charter and recommend any proposed changes to the Board.

2.

Review the appointments of the Company's Chief Financial Officer and any other key financial executives involved in the financial reporting process.

3.

Review with management and the independent auditor the adequacy and effectiveness of the Company's accounting and financial controls and the adequacy and timeliness of its financial reporting processes.

4.

Review with management and the independent auditor, the annual financial statements and related documents and review with management the unaudited quarterly financial statements and related documents, prior to filing or distribution, including matters required to be reviewed under applicable legal or regulatory requirements.

5.

Where appropriate and prior to release, review with management any news releases that disclose annual or interim financial results or contain other significant financial information that has not previously been released to the public.

6.

Review the Company's financial reporting and accounting standards and principles and significant changes in such standards or principles or in their application, including key accounting decisions affecting the financial statements, alternatives thereto and the rationale for decisions made.

7.

Review the quality and appropriateness of the accounting policies and the clarity of financial information and disclosure practices adopted by the Company, including consideration of the independent auditor's judgment about the quality and appropriateness of the Company's accounting policies. This review may include discussions with the independent auditor without the presence of management.

8.

Review with management and the independent auditor significant related party transactions and potential conflicts of interest.

9.

Pre-approve all non-audit services to be provided to the Company by the independent auditor.

10.

Monitor the independence of the independent auditor by reviewing all relationships between the independent auditor and the Company and all non-audit work performed for the Company by the independent auditor.

11.

Establish and review the Company's procedures for the:

•

receipt, retention and treatment of complaints regarding accounting, financial disclosure, internal controls or auditing matters; and

•

confidential, anonymous submission by employees regarding questionable accounting, auditing and financial reporting and disclosure matters.

12.

Conduct or authorize investigations into any matter that the Committee believes is within the scope of its responsibilities. The Committee has the authority to retain independent counsel, accountants or other advisors to assist it, as it considers necessary, to carry out its duties, and to set and pay the compensation of such advisors at the expense of the Company.

13.

Perform such other functions and exercise such other powers as are prescribed from time to time for the audit committee of a reporting company in Parts 2 and 4 of the Instrument, relevant legislation and the articles of the Company.

2

STELLAR PHARMACEUTICALS INC.

FORM OF PROXY

FOR USE AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 18, 2008

The undersigned shareholder of STELLAR PHARMACEUTICALS INC. (the "Corporation") hereby appoints Peter Riehl of London, Ontario, the President and Chief Executive Officer of the Corporation, or failing him, Arnold Tenney of Toronto, Ontario, a Director of the Corporation, or instead of either of them,                                                                        , as proxy for the undersigned to attend and vote in respect of all shares registered in the name of the undersigned at the annual general meeting of shareholders of the Corporation to be held on June 18, 2008 (the "Meeting"), and at any adjournment or adjournments thereof, to the same extent and with the same powers if the undersigned were personally present at the Meeting or such adjournment or adjournments thereof and, without limiting the generality of the power hereby conferred, the nominees designated above are specifically directed to vote for or withhold from voting the shares registered in the name of the undersigned as specified below.

1. ELECTION OF DIRECTORS:
TO VOTE "FOR"  or TO WITHHOLD VOTE 
in respect of the election of directors;
2. APPOINTMENT OF AUDITORS:
TO VOTE "FOR"  or TO WITHHOLD VOTE 
in respect of the appointment of Deloitte & Touche LLP, Chartered Accountants, and the authorization of the directors to fix their remuneration; and

The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted "For" the matter notified in the proxy by the individuals appointed in the proxy.

If any amendments or variations to the matters referred to or any other matters identified in the notice of the Meeting are proposed at the Meeting or any adjournment or adjournments thereof, or if any other matters which are not now known to management should properly come before the Meeting or any adjournment or adjournments thereof, this proxy confers discretionary authority on the person voting the proxy to vote on such amendments or variations or such other matters in accordance with the best judgment of such person.

Any proxy previously given by the undersigned in respect of the Meeting is hereby revoked.

THIS PROXY IS SOLICITED BY MANAGEMENT OF THE CORPORATION.  SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON OTHER THAN THE NOMINEES DESIGNATED ABOVE TO REPRESENT THEM AT THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF AND MAY EXERCISE SUCH RIGHT BY INSERTING THE NAME OF THEIR NOMINEE IN THE BLANK SPACE PROVIDED ABOVE FOR THAT PURPOSE.

DATED this day of_____________, 2008

__________________________________________

Signature of Shareholder

__________________________________________

Name of Shareholder (please print)

Notes:

1.

This form of proxy must be signed by the shareholder or his attorney authorized in writing or, if the shareholder is a corporation, an officer or attorney thereof duly authorized.

2.

Please fill in the date on this form of proxy.  If the date is not filled in, this form of proxy shall be deemed to bear the date on which it is mailed.

3.

To be valid, this form of proxy must be signed and deposited with Equity Transfer & Trust Company at its offices at Equity Transfer & Trust Company, 200 University Avenue, Suite 400, Toronto, Ontario M5H 4H1, or by fax at (416) 361-0470, not later than 4:00 p.m. (Toronto time) on June 16, 2008 or, if the Meeting is adjourned, not later than 48 hours (excluding Saturdays Sundays and holidays) before the adjourned meeting.

4.

Please see the Information Circular which accompanies this form of proxy for a full explanation of the rights of shareholders regarding completion and use of this form of proxy and other information pertaining to the Meeting.

STELLAR PHARMACEUTICALS INC.

May  19, 2008

To Registered and Beneficial Shareholders

Financial Statements Request

In accordance with Canadian securities regulations, both registered and beneficial shareholders may elect annually to receive financial statements, if they so request.  If you wish to receive such mailings, please mark your selection and return this form to Equity Transfer and Trust Company. at the address noted below.

Interim Financial Statements

Mark this box if you would like to receive interim financial reports by mail.

Annual Reports

Mark this box if you would like to receive the Annual Report by mail.

If you do not mark the appropriate box, or do not return this card, then it may be assumed you DO NOT want to receive interim and/or annual financial statements.

In accordance with the Business Corporations Act (Ontario), if you are a registered shareholder who does not wish to receive annual financial statements, you should mark the following box and return this form to Equity Transfer and Trust Company at the address noted below.

Annual Financial Statements

Mark this box if you do not wish to receive annual financial statements by mail.

EQUITY TRANSFER & TRUST COMPANY

200 University Avenue, Suite 400

Toronto, Ontario, M5H 4H1

I HEREBY CERTIFY that I am a Shareholder of the Company.

NAME (PLEASE PRINT)
ADDRESS
CITY PROVINCE/ STATE POSTAL / ZIP CODE
COUNTRY E-MAIL*
SIGNED:___________________________ (Signature of Shareholder)

THIS IS AN ADDRESS CHANGE  ☐

*If you wish to receive electronic notification of the availability and/or release of information, please register at:

www.equitytransfer.com